Exhibit 10.17

TRIPARTITE AGREEMENT

Party A: EIGATE (HONG KONG) TECHNOLOGY CO., LIMITED, company number 51739757, a company incorporated in Hong Kong.

Party B: DEC (HK) TECHNOLOGY CO., LIMITED, company number 59528508, a company incorporated in Hong Kong.

Party C: ASPIRE SCIENCE AND TECHNOLOGY LIMITED, company number 67021586, a company incorporated in Hong Kong.

Whereas,

Party A and Party B signed a Loan Agreement Contract on 20th September 2018, that Party B agreed to lend a total sum of USD 30,000,000 to Party A.

Party A and Party C signed a Loan Agreement Contract on 1st September 2018, that Party A agreed to lend a total sum of USD 80,000,000 to Party C. A Supplemental Agreement to Loan Agreement signed on 24th September 2018 between Party A and LIU TUANFANG (HKID number M826820(2)), the sole director of Party A and Party C, specified that USD 50,000,000 out of the above-mentioned USD 80,000,000 loan being the personal loan from LIU TUANFANG to Party C. The residual USD 30,000,000 loan remained as company loan from Party A to Party C.

In light of above loan agreement arrangements, Party A, Party B and Party C hereby agrees that, regarding making the USD 80,000,000 loan available to Party C, Party B to directly issue USD 30,000,000 loan principal to Party C, while Party A to issue the residual USD 50,000,000 loan principal to Party C, as fulfillment of above loan agreement arrangements.

Agree and accepted by:

EIGATE (HONG KONG) TECHNOLOGY CO., LIMITED

Date: 24th September 2018

Agree and accepted by:

DEC (HK) TECHNOLOGY CO., LIMITED

Date: 24th September 2018

Agree and accepted by:

ASPIRE SCIENCE AND TECHNOLOGY LIMITED

Date: 24th September 2018